UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2020

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Warrants, each whole Warrant exercisable for one share of Class A-1 common stock at an exercise price of $11.50 per share	ACEL-WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Commencement of Tender Offer
On July 14, 2020, the Company issued a press release announcing the commencement of its offer to each holder of its warrants that were (i) originally sold as part of the units issued in the Company’s initial public offering, which closed on June 30, 2017 (the “Pace IPO”), referred to as the “Pace Public Warrants”, (ii) privately offered in connection with Pace IPO, based on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), referred to as the “Pace Private Placement Warrants”, (iii) privately offered in connection with the business combination consummated by the Company on November 20, 2019, referred to as the “Business Combination Private Placement Warrants” and (iv) issued in a registered offering in connection with the business combination, referred to as the “Accel Public Warrants” (collectively, referred to as the “Outstanding Warrants”, and the Outstanding Warrants together with the Pace Public Warrants, the “Accel Warrants”) to receive 0.250 shares of Class A-1 common stock in exchange for each Accel Warrant tendered by the holder and exchanged pursuant to the offer (the “Offer”). The Company previously provided notice that it will redeem 100% of the Pace Public Warrants in accordance with their terms on July 16, 2020. Accordingly, although the Offer is extended to the Pace Public Warrants, the redemption of the Pace Public Warrants is expected to be consummated prior to the expiration of the Offer, and therefore no Pace Public Warrants are expected to remain outstanding at the time the Offer is consummated. Following the redemption, Accel’s warrants may no longer meet the continued listing standards of the NYSE and may be delisted. The Offer is made solely upon the terms and conditions in a Prospectus/Offer to Exchange and other related offering materials that are being distributed to holders of the Accel Warrants. The Offer will be open until 11:59 p.m., Eastern Daylight Time, on August 11, 2020, or such later time and date to which the Company may extend. A copy of the press release is attached hereto as Exhibit 99.1.
Application for Waiver of Debt Covenant Breach

Given the Company’s assumptions about the future impact of COVID-19 on the gaming industry, which could be materially different due to the inherent uncertainties of future restrictions on the industry, the Company expects to meet its cash obligations for the next 12 months. Based upon these current assumptions, the Company expects to remain in compliance with the covenants in its credit agreement dated November 13, 2019 (the “Credit Agreement”); however, given the uncertainty of COVID-19 and the resulting potential impact to the gaming industry and the Company’s future assumptions, as well as to provide additional financial flexibility, the Company has applied for a waiver of covenant breach from September 30, 2020 to March 31, 2021 of the First Lien Net Leverage Ratio and Fixed Charge Coverage Ratio (each as defined under the Credit Agreement).
Financial Statements

This Current Report on Form 8-K includes the Unaudited Pro Forma Condensed Combine Statement of Operations for the year ended December 31, 2019. This financial statement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Additional Information Has Been Filed with the SEC
Copies of the Schedule TO to be filed in connection with the Offer and the Prospectus/Offer to Exchange will be available free of charge at the website of the U.S. Securities and Exchange Commission (the “SEC”) SEC at www.sec.gov. Requests for documents may also be directed to Morrow Sodali LLC, toll-free at (800) 662-5200 (banks and brokerage firms, please call (203) 658-9400).
A registration statement on Form S-4 relating to the securities to be issued in the Offer has been filed with the SEC but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
This communication is for informational purposes only and shall not constitute an offer to purchase or a solicitation of an offer to sell the Accel Warrants or an offer to sell or a solicitation of an offer to buy any shares of Class A-1 Common Stock. The Offer is being made only through the Schedule TO and Prospectus/Offer to Exchange, and the complete terms and conditions of the Offer is set forth in the Schedule TO and Prospectus/Offer to Exchange. Holders of the Accel Warrants are urged to read the Schedule TO and Prospectus/Offer to Exchange carefully before making any decision with respect to the Offer because they contain important information, including the various terms of, and conditions to, the Offer. None of the Company, or any of its management or its board of directors, or the Exchange Agent makes any recommendation as to whether or not holders of Accel Warrants should tender Accel Warrants for exchange in the Offer.
Forward looking statements
This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,”

“expect,” “intend,” “target,” “plan,” “outlook” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. The Company cautions you that these forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-4, filed July 14, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are available publicly on the SEC’s website at www.sec.gov.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1 *	Press Release, dated July 14, 2020
99.2 *	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2019 and related footnotes

*    Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: July 14, 2020	By:	/s/ Derek Harmer
Derek Harmer
General Counsel and Chief Compliance Officer

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